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                                                                   EXHIBIT 10.29


                   AMENDMENT NO. 2 TO THE SERVICES AGREEMENT



     This Amendment No. 2 (the "Amendment") to the Services Agreement dated April 1, 2000, as amended August 8, 2000 (the "Agreement"), among The Medicines Company, a Delaware corporation (the "Company"), and Stack Pharmaceuticals, Inc., a Delaware corporation ("Stack"), is entered into on June 18, 2001 and has an effective date of April 1, 2001.

WHEREAS, the Company and Stack are parties to the Agreement;

WHEREAS, the Agreement provided for a term that expired on April 1, 2001; and

WHEREAS, the Company and Stack believe it to be in their mutual best interests to amend the Agreement to extend the term of the Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Amendment, the parties hereto agree as follows:

1. The first sentence of Section 2, "Term", of the Agreement is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

     "This Agreement shall commence on the date hereof and shall continue until April 1, 2001, such period, as it may be renewed as provided in the following sentence, the "Services Period." The Services Period shall automatically be renewed for successive one year periods unless terminated by either party upon receipt of ninety (90) days prior written notice."

2. RATIFICATION. In all other respects, the Agreement is hereby ratified and confirmed.

3. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

4. EFFECTIVE DATE. This Amendment shall be deemed to have become effective as of April 1, 2001.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to the Agreement as of June 18, 2001.



                                    THE MEDICINES COMPANY



                                    By: /s/ Peyton J. Marshall
                                        ---------------------------------------
                                        Name:  Peyton J. Marshall
                                        Title: Senior Vice President, Chief
                                               Financial Officer


                                    STACK PHARMACEUTICALS, INC.

                                    By: /s/ David Stack
                                        ---------------------------------------
                                        Name:  David Stack
                                        Title: President